UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________
FORM 8-K CURRENT REPORT Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): June 26, 2025 __________________
5C Lending Partners Corp. (Exact name of registrant as specified in its charter)
Maryland (State or other jurisdiction of incorporation or organization)	000-56665 (Commission File Number)	93-4039151 (I.R.S. Employer Identification Number)

330 Madison Avenue, 20th Floor New York, NY (Address of principal executive offices)		10017 (Zip Code)
Registrant’s telephone number, including area code: (212) 516-3171 Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a direct financial obligation or an obligation under an off-balance sheet arrangement of registrant.

Effective as of June 27, 2025, 5C Lending Partners Corp. (the “Company”), as borrower pursuant to that certain Revolving Credit Agreement, dated as of January 16, 2025, by and between the Company, U.S. Bank National Association as administrative agent, lead arranger, letter of credit issuer and the lenders party thereto from time to time (the “Credit Agreement”), requested, pursuant to Section 2.15 of the Credit Agreement, an increase of the revolving credit facility (the “Credit Facility” and, such increase, the “Committed Accordion Exercise”). Pursuant to the Committed Accordion Exercise, the aggregate Credit Facility commitments pursuant to the Revolving Credit Agreement increased from $150.0 million to $215.0 million, of which $43.0 million is available for standby letters of credit.

The terms of the Credit Agreement remained otherwise unchanged.

Item 3.02.	Unregistered Sale of Equity Securities.

On June 26, 2025, the Company issued and sold approximately 2,021,836 shares of common stock, par value $0.001 per share (the “Common Stock”) resulting in gross proceeds of approximately $50,000,000.

The sale of Common Stock was made pursuant to subscription agreements entered into by the Company and its investors. Under the terms of the subscription agreements, investors are required to fund drawdowns to purchase shares of Common Stock up to the amount of their respective capital commitments on an as-needed basis with a minimum of ten calendar days’ prior notice to investors.

The offer and sale of the Common Stock was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation S or Regulation D promulgated thereunder.

Item 8.01.	Other Events.

As of the date hereof, the Company has issued an aggregate of approximately 4,879,032 shares of Common Stock for total consideration of approximately $120,872,785.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2025	5C Lending Partners Corp.
	By:	/s/ Michael Koester
	Name:	Michael Koester
	Title:	Co-President

	By:	/s/ Thomas Connolly
	Name:	Thomas Connolly
	Title:	Co-President

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